SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2010

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry Into a Material Definitive Agreement.

First Savings Bank Northwest (the “Bank”), the wholly-owned subsidiary of First Financial Northwest, Inc. (“Company”), has entered into a Stipulation to the Issuance of a Consent Order (“Order”) with the Federal Deposit Insurance Corporation (“FDIC”), and the Washington Department of Financial Institutions (“DFI”). The Order was issued and became effective on September 22, 2010.

                Under the terms of the Order, the Bank cannot declare dividends without the prior written approval of the FDIC. Other material provisions of the order require the Bank to:

·	maintain and preserve qualified management;
·	increase the Board of Directors’ participation in the Bank’s affairs;
·	obtain an independent study of management and the personnel structure of the Bank;
·	maintain specified capital levels;
·	eliminate loans classified as “Loss” at its regulatory examination, and reduce the loans classified as “Doubtful” and “Substandard” as a percent of capital;
·	revise its policy with respect to the allowance for loan losses;
·	not extend additional credit to borrowers whose loan had been classified as “Loss” and is uncollected;
·	revise its lending and collection policies and practices;
·	develop a plan to reduce the amount of commercial real estate loans;
·	enhance its written funds management and liquidity policy;
·	develop a three-year strategic plan;
·	not solicit brokered deposits and comply with certain deposit rate restrictions;
·	eliminate and correct all violations of laws; and
·	prepare and submit progress reports to the FDIC and DFI. The Order will remain in effect until modified or terminated by the FDIC and DFI.

       All customer deposits remain fully insured to the fullest extent permitted by the FDIC. The Bank expects to continue to serve its customers in all areas including making loans, establishing lines of credit, accepting deposits and processing banking transactions. Neither the Company nor the Bank admitted any wrongdoing in entering into the Stipulation and Consent to the Issuance of the Order.

The description of the Order and the Stipulation and Consent set forth in this Item 1.01 are qualified in their entirety by reference to the Order and Stipulation and Consent, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein in their entirety.

On September 27, 2010, the Company issued a press release with respect to the foregoing matters, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

10.1	Consent Order with the FDIC and DFI.
10.2	Stipulation and Consent to the Issuance of a Consent Order.
99.1	Press Release of First Financial Northwest, Inc. dated September 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: September 27, 2010	By:/s/Victor Karpiak
Victor Karpiak
President and Chief Executive Officer